UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013

TARGETED MEDICAL PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-53071	20-5863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2980 Beverly Glen Circle, Suite 301 Los Angeles, California	90077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 474-9809

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 22, 2013, the Company held its 2013 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the annual meeting was 23,884,225 shares. The number of shares of common stock present or represented by valid proxy at the annual meeting was 14,993,055 shares. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect four directors to serve on the Company’s board of directors (“Board”) for a term of one year.

Nominee	Shares Voted For	Shares Withheld
Kim Giffoni	14,993,055	0
Donald J. Webster	14,993,055	0
William E. Shell, M.D.	14,993,055	0
Scott Gottlieb, M.D.	14,993,055	0

Proposal 2: To consider and vote upon an amendment to Article FOURTH of the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of between one-for-two and one-for-ten with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

Shares Voted For	Shares Withheld	Shares Abstaining
13,536,642	1,396,413	0

Proposal 3: To conduct a non-binding advisory vote on our 2012 executive compensation.

Shares Voted For	Shares Withheld	Shares Abstaining
14,926,020	2,000	5,035

Proposal 4: To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation.

3 Years	2 Years	1 Year	Shares Abstaining
13,488,334	32,000	1,412,686	35

Proposal 5: To transact such other business as may properly come before the meeting or any adjournment thereof.

Shares Voted For	Shares Withheld	Shares Abstaining
14,930,520	2,500	35

This Current Report on Form 8-K of the Company may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2013

TARGETED MEDICAL PHARMA, INC.

By:	/s/ William E. Shell
Name: William E. Shell, MD
Title: Chief Executive Office